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    SECOND AMENDMENT TO THE AVATEX CORPORATION 1993 STOCK OPTION AND PERFORMANCE
                     AWARD PLAN (FORMERLY KNOWN AS THE NATIONAL
          INTERGROUP, INC. 1993 STOCK OPTION AND PERFORMANCE AWARD PLAN)


     THIS SECOND AMENDMENT (this "Amendment") to the Avatex Corporation Stock Option and Performance Award Plan (formerly known as the National Intergroup, Inc. 1993 Stock Option and Performance Award Plan), as amended by the Amendment thereto dated October 12, 1994 (the "Plan"), dated as of June __, 1999, is made and entered into by Avatex Corporation, a Delaware corporation formerly known as National Intergroup, Inc. (the "Company"). Terms not used in this Amendment shall have the meaning ascribed thereto in the Plan unless otherwise specifically defined herein.

     WHEREAS, Section 15 of the Plan provides that the Board of Directors of the Company may amend the Plan at any time; and

     WHEREAS, the Company has determined to change the name of the Plan to conform to the change in the name of the Company; and

     WHEREAS, the Company desires to clarify the ability of the Committee to determine in certain circumstances the periods during which Options may be exercisable and the restrictions to be applicable to such Options;

     NOW, THEREFORE, the Plan is hereby amended effective June __, 1999 as follows:

     1. The name of the Plan shall be amended to the Avatex Corporation 1993 Stock Option and Performance Award Plan.

     2. Section 6 is hereby amended by adding the following subsection to the end thereof:

          "j. Notwithstanding anything to the contrary herein, in connection with the termination of employment of an optionee or the separation of an optionee from the Company, the Committee shall have complete discretion to amend any Option previously granted to such optionee so as to extend the period during which such Option is exercisable and/or remove any restrictions applicable to such Option, including the acceleration of the vesting thereof."

     3. In all other respects, the Plan is hereby ratified and confirmed and any actions taken by the Committee with respect to any outstanding Options prior to the date hereof but consistent with the amendments contained herein are hereby ratified and confirmed.




     IN WITNESS WHEREOF, the Company hereby executes this Amendment on the date first above written.


                                   AVATEX CORPORATION


                                   By: ________________________

                                   Name: ______________________



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                                   Title: _____________________
















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